Exhibit 99.1

For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	James A. Hughes, President and CEO
January 22, 2021	(908) 713-4306

     Unity Bancorp Reports

Quarterly Earnings of $7.3 Million

Clinton, NJ, January 22, 2021 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $7.3 million, or $0.69 per diluted share, for the quarter ended December 31, 2020, a 20.0 percent increase compared to net income of $6.1 million, or $0.55 per diluted share for the prior year’s fourth quarter. For the year ended December 31, 2020, Unity reported net income of $23.6 million, or $2.19 per diluted share, compared to net income of $23.7 million, or $2.14 per diluted share for the year ended December 31, 2019. Overall earnings were impacted primarily due to an increased provision for loan losses, necessitated by the COVID-19 pandemic, partially offset by revenue generated by the Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”).

Fourth Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, increased $2.6 million to $17.3 million for the quarter ended December 31, 2020, compared to the prior year’s quarter, due to SBA PPP loans, commercial loan growth and a reduction in the cost of funds.
●	Net interest margin (NIM) increased to 3.97% for the quarter ended December 31, 2020, compared to 3.88% for the prior year’s quarter and increased 19 basis points from 3.78% in the prior sequential quarter ended September 30, 2020.
●	The provision for loan losses was $1.0 million for the quarter ended December 31, 2020, an increase of $500 thousand from the prior year’s quarter due to the increased risk of loan defaults as a result of COVID-19.
●	Noninterest income increased $1.9 million to $4.3 million compared to the prior year’s quarter and increased $918 thousand compared to the prior sequential quarter. The increases were primarily due to increased gains on mortgage loan sales. Mortgage banking has been strong and market conditions continue to be favorable. For the quarter ended December 31, 2020, quarterly residential mortgage loan sales were $99.1 million, compared to $42.0 million for the quarter ended December 31, 2019.
●	Noninterest expense increased $2.0 million to $10.7 million compared to the prior year’s quarter, primarily due to increased consulting expenses incurred in connection with compliance with our Consent Order with the FDIC and NJDOBI and increased compensation due to increased mortgage commissions. Expenses related to compliance with the Consent Order are expected to decline in 2021.
●	The effective tax rate was 25.6% compared to 22.9% in the prior year’s quarter.

Balance Sheet Highlights

●	Total loans increased $202.3 million, or 14.2%, from year-end 2019 to $1.6 billion at December 31, 2020. The increase was primarily due to SBA PPP and commercial loan originations.
●	Total deposits increased $307.8 million, or 24.6%, from year-end 2019 to $1.6 billion at December 31, 2020, primarily due to increased noninterest-bearing demand deposits, related to PPP loan originations, and an increase in brokered time deposits in the first quarter.
●	Borrowed funds decreased $83.0 million to $200.0 million at December 31, 2020, due to decreased FHLB advances.
●	Shareholders’ equity was $173.9 million at December 31, 2020, an increase of $13.2 million from year-end 2019, due primarily to retained net income. During the fourth quarter, the Company repurchased 131,622 shares of common stock for a total cost of $2.3 million.
●	Book value per common share was $16.63 as of December 31, 2020.
●	At December 31, 2020, the Community Bank Leverage Ratio was 10.09%.
●	Nonperforming assets were $12.1 million at December 31, 2020, compared to $7.4 million at December 31, 2019. Most of the nonperforming assets are residential loans, the resolution of which has been impacted by foreclosure restrictions due to COVID-19. The allowance to total loans ratio was 1.42% at December 31, 2020.

Paycheck Protection Program Loans

As of December 31, 2020, the Company funded 1,224 SBA PPP loans, totaling $143.0 million. Under the PPP, established by the U.S. Coronavirus Aid, Relief, and Economic Security (CARES) Act, the Company was able to assist numerous small businesses in continuing to pay expenses, including payroll to retain their staff. PPP loans booked have an annual interest rate of 1% and are 100% guaranteed by the SBA. Most of these loans have a two-year term, to the extent the principal amount is not forgiven under the terms of the program. Gross origination fees of $5.5 million were earned on PPP loans and will be recognized over the life of the loans or when the loan is forgiven.

Unity has recently began accepting applications for the new Paycheck Protection Program, provided for under the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act, which was signed into law December 27, 2020.

Loan Deferrals

The Bank has prudently worked with borrowers that may be unable to meet their contractual obligations because of the effects of COVID-19. As shown in the table below, loans which have been granted deferrals have significantly declined during the fourth quarter to $32.5 million, from $60.0 million at September 30, 2020.

The table below summarizes loan deferrals as of December 31, 2020.

(In thousands)	Total Loan Portfolio balance	Full Deferrals	Principal Only Deferrals	Total Loans in Deferral	% Deferrals to Total Loans
SBA loans held for sale	$9,335	$—	$—	$—	0%
SBA loans held for investment	39,587	562	2,461	3,023	8%
SBA PPP loans	118,257	—	—	—	0%
Commercial loans	839,788	4,921	22,647	27,568	3%
Residential mortgage loans	467,586	1,952	—	1,952	0%
Consumer loans	153,264	—	—	—	0%
Total loans	$1,627,817	$7,435	$25,108	$32,543	2%

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $2.0 billion in assets and $1.6 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

December 31, 2020

				Dec. 31, 2020 vs.
				Sept. 30, 2020	Dec. 31, 2019
(In thousands, except percentages and per share amounts)	Dec. 31, 2020	Sept. 30, 2020	Dec. 31, 2019%		%
BALANCE SHEET DATA:
Total assets	$1,958,914	$1,930,836	$1,718,942	1.5%	14.0%
Total deposits	1,557,959	1,493,440	1,250,114	4.3	24.6
Total loans	1,627,817	1,613,291	1,425,558	0.9	14.2
Total securities	47,571	50,387	66,564	(5.6)	(28.5)
Total shareholders' equity	173,911	169,234	160,709	2.8	8.2
Allowance for loan losses	(23,105)	(22,237)	(16,395)	3.9	40.9

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$9,868	$7,626	$7,940	29.4	24.3
Provision for income taxes	2,523	1,866	1,820	35.2	38.6
Net income	$7,345	$5,760	$6,120	27.5	20.0

Net income per common share - Basic	$0.70	$0.54	$0.56	29.6	25.0
Net income per common share - Diluted	$0.69	$0.54	$0.55	27.8	25.5

Performance ratios:
Return on average assets	1.61%	1.28%	1.53%
Return on average equity	17.07%	13.76%	15.41%
Efficiency ratio	50.31%	50.80%	51.29%
Net interest margin	3.97%	3.78%	3.88%
Noninterest expense to average assets	2.35%	2.23%	2.17%

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$31,119		$30,315		2.7
Provision for income taxes	7,475		6,662		12.2
Net income	$23,644		$23,653		—

Net income per common share - Basic	$2.21		$2.18		1.4
Net income per common share - Diluted	$2.19		$2.14		2.3

Performance ratios:
Return on average assets	1.35%		1.54%		(12.3)
Return on average equity	14.20%		15.86%		(10.5)
Efficiency ratio	50.80%		52.00%		(2.3)
Net interest margin	3.85%		3.95%		(2.5)
Noninterest expense to average assets	2.24%		2.25%		(0.4)

SHARE INFORMATION:
Market price per share	$17.55	$11.58	$22.57	51.6	(22.2)
Dividends paid	$0.08	$0.08	$0.08	—	—
Book value per common share	$16.63	$16.01	$14.77	3.9	12.6
Average diluted shares outstanding (QTD)	10,629	10,706	11,057	(0.7)	(3.9)

CAPITAL RATIOS:
Total equity to total assets	8.88%	8.76%	9.35%
Community bank leverage ratio	10.09%	9.95%	10.59%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$12,060	$9,699,000	$7,372	24.3	63.6

QTD net (recoveries) chargeoffs to QTD average loans	0.03%	—%	0.03%
Allowance for loan losses to total loans	1.42%	1.38%	1.15%
Nonperforming assets to total loans	0.74%	0.56%	0.40%
Nonperforming assets to total assets	0.62%	0.50%	0.43%

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

December 31, 2020

				December 31, 2020 vs.
				September 30,	December 31,
	December 31,	September 30,	December 31,	2020	2019
(In thousands, except percentages)	2020	2020	2019	%	%
ASSETS
Cash and due from banks	$22,750	$21,601	$21,106	5.3%	7.8%
Federal funds sold and interest-bearing deposits	196,561	179,794	136,910	9.3	43.6
Cash and cash equivalents	219,311	201,395	158,016	8.9	38.8
Securities:
Securities available for sale	45,617	48,713	64,275	(6.4)	(29.0)
Equity securities	1,954	1,674	2,289	16.7	(14.6)
Total securities	47,571	50,387	66,564	(5.6)	(28.5)
Loans:
SBA loans held for sale	9,335	6,192	13,529	50.8	(31.0)
SBA loans held for investment	39,587	47,125	35,767	(16.0)	10.7
SBA PPP loans	118,257	138,895	—	(14.9)	100.0
Commercial loans	839,788	799,573	765,032	5.0	9.8
Residential mortgage loans	467,586	473,420	467,706	(1.2)	—
Consumer loans	153,264	148,086	143,524	3.5	6.8
Total loans	1,627,817	1,613,291	1,425,558	0.9	14.2
Allowance for loan losses	(23,105)	(22,237)	(16,395)	3.9	40.9
Net loans	1,604,712	1,591,054	1,409,163	0.9	13.9
Premises and equipment, net	20,226	20,507	21,315	(1.4)	(5.1)
Bank owned life insurance ("BOLI")	26,514	26,482	26,323	0.1	0.7
Deferred tax assets	9,183	8,433	5,559	8.9	65.2
Federal Home Loan Bank ("FHLB") stock	10,594	12,394	14,184	(14.5)	(25.3)
Accrued interest receivable	10,429	10,169	6,984	1.3	49.3
Other real estate owned ("OREO")	—	711	1,723	(100.0)	(100.0)
Goodwill	1,516	1,516	1,516	—	—
Other assets	8,858	7,788	7,595	15.6	16.6
Total assets	$1,958,914	$1,930,836	$1,718,942	1.5%	14.0%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$459,677	$412,863	$279,793	11.3%	64.3%
Interest-bearing demand	204,236	186,587	159,175	9.5	28.3
Savings	455,449	472,689	406,954	(3.6)	11.9
Time Deposits	438,597	421,301	404,192	4.1	8.5
Total deposits	1,557,959	1,493,440	1,250,114	4.3	24.6
Borrowed funds	200,000	240,000	283,000	(16.7)	(29.3)
Subordinated debentures	10,310	10,310	10,310	—	—
Accrued interest payable	248	283	455	(12.4)	(45.5)
Accrued expenses and other liabilities	16,486	17,569	14,354	(6.2)	14.9
Total liabilities	1,785,003	1,761,602	1,558,233	1.3	14.6
Shareholders' equity:
Common stock	91,873	91,474	90,113	0.4	2.0
Retained earnings	90,669	84,168	70,442	7.7	28.7
Treasury stock, at cost	(7,442)	(5,135)	—	(44.9)	(100.0)
Accumulated other comprehensive (loss) income	(1,189)	(1,273)	154	NM*	NM*
Total shareholders' equity	173,911	169,234	160,709	2.8	8.2
Total liabilities and shareholders' equity	$1,958,914	$1,930,836	$1,718,942	1.5%	14.0%

COMMON SHARES AT PERIOD END:
Shares issued	10,961	10,943	10,881
Shares oustanding	10,456	10,570	10,881
Treasury shares	505	373	-

NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2020

				Dec. 31, 2020 vs.
	For the three months ended			Sept. 30, 2020		Dec. 31, 2019
(In thousands, except percentages and per share amounts)	Dec. 31, 2020	Sept. 30, 2020	Dec. 31, 2019	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$23	$24	$182	$(1)	(4.2)%	$(159)	(87.4)%
FHLB stock	64	79	110	(15)	(19.0)	(46)	(41.8)
Securities:
Taxable	364	383	527	(19)	(5.0)	(163)	(30.9)
Tax-exempt	11	11	22	-	-	(11)	(50.0)
Total securities	375	394	549	(19)	(4.8)	(174)	(31.7)
Loans:
SBA loans	819	631	900	188	29.8	(81)	(9.0)
SBA PPP loans	1,361	1,036	—	325	31.4	1,361	100.0
Commercial loans	10,155	10,099	9,684	56	0.6	471	4.9
Residential mortgage loans	5,441	5,490	5,782	(49)	(0.9)	(341)	(5.9)
Consumer loans	2,050	2,011	2,105	39	1.9	(55)	(2.6)
Total loans	19,826	19,267	18,471	559	2.9	1,355	7.3
Total interest income	20,288	19,764	19,312	524	2.7	976	5.1
INTEREST EXPENSE
Interest-bearing demand deposits	319	347	395	1	0.3	(76)	(19.2)
Savings deposits	463	473	1,109	(39)	(7.8)	(646)	(58.3)
Time deposits	1,726	2,157	2,437	(431)	(20.0)	(711)	(29.2)
Borrowed funds and subordinated debentures	441	460	608	(19)	(4.1)	(167)	(27.5)
Total interest expense	2,949	3,437	4,549	(488)	(14.2)	(1,600)	(35.2)
Net interest income	17,339	16,327	14,763	1,012	6.2	2,576	17.4
Provision for loan losses	1,000	2,000	500	(1,000)	(50.0)	500	100.0
Net interest income after provision for loan losses	16,339	14,327	14,263	2,012	14.0	2,076	14.6
NONINTEREST INCOME
Branch fee income	285	237	383	48	20.3	(98)	(25.6)
Service and loan fee income	557	419	432	138	32.9	125	28.9
Gain on sale of SBA loans held for sale, net	543	534	355	9	1.7	188	53.0
Gain on sale of mortgage loans, net	2,027	1,713	565	314	18.3	1,462	258.8
BOLI income	139	147	152	(8)	(5.4)	(13)	(8.6)
Net security (losses) gains	280	(96)	157	376	391.7	123	78.3
Other income	423	382	352	41	10.7	71	20.2
Total noninterest income	4,254	3,336	2,396	918	27.5	1,858	77.5
NONINTEREST EXPENSE
Compensation and benefits	6,371	5,761	5,282	610	10.6	1,089	20.6
Processing and communications	956	722	711	234	32.4	245	34.5
Furniture and equipment	673	637	806	36	5.7	(133)	(16.5)
Occupancy	650	639	652	11	1.7	(2)	(0.3)
BSA expenses	623	626	—	(3)	(0.5)	623	100.0
Professional services	340	274	222	66	24.1	118	53.2
Advertising	218	191	302	27	14.1	(84)	(27.8)
Other loan expenses	149	216	70	(67)	(31.0)	79	112.9
Deposit insurance	230	197	—	33	17	230	100.0
Director fees	202	191	175	11	5.8	27	15.4
Loan collection & OREO (recoveries) expenses	(5)	33	33	(38)	(115.2)	(38)	(115.2)
Other expenses	318	550	466	(232)	(42.2)	(148)	(31.8)
Total noninterest expense	10,725	10,037	8,719	688	6.9	2,006	23.0
Income before provision for income taxes	9,868	7,626	7,940	2,242	29.4	1,928	24.3
Provision for income taxes	2,523	1,866	1,820	657	35.2	703	38.6
Net income	$7,345	$5,760	$6,120	$1,585	27.5%	$1,225	20.0%

Effective tax rate	25.6%	24.5%	22.9%
Net income per common share - Basic	$0.70	$0.54	$0.56
Net income per common share - Diluted	$0.69	$0.54	$0.55
Weighted average common shares outstanding - Basic	10,532	10,630	10,872
Weighted average common shares outstanding - Diluted	10,629	10,706	11,057

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

December 31, 2020

	For the year ended December 31,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2020	2019	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$258	$906	$(648)	(71.5)%
FHLB stock	331	385	(54)	(14.0)
Securities:
Taxable	1,695	1,926	(231)	(12.0)
Tax-exempt	61	104	(43)	(41.3)
Total securities	1,756	2,030	(274)	(13.5)
Loans:
SBA loans	3,144	3,780	(636)	(16.8)
SBA PPP loans	3,120	—	3,120	100.0
Commercial loans	40,002	37,577	2,425	6.5
Residential mortgage loans	22,255	22,483	(228)	(1.0)
Consumer loans	8,049	8,487	(438)	(5.2)
Total loans	76,570	72,327	4,243	5.9
Total interest income	78,915	75,648	3,267	4.3
INTEREST EXPENSE
Interest-bearing demand deposits	1,344	1,386	(42)	(3.0)
Savings deposits	2,463	4,907	(2,444)	(49.8)
Time deposits	8,784	9,459	(675)	(7.1)
Borrowed funds and subordinated debentures	1,889	2,303	(414)	(18.0)
Total interest expense	14,480	18,055	(3,575)	(19.8)
Net interest income	64,435	57,593	6,842	11.9
Provision for loan losses	7,000	2,100	4,900	233.3
Net interest income after provision for loan losses	57,435	55,493	1,942	3.5
NONINTEREST INCOME
Branch fee income	1,046	1,502	(456)	(30.4)
Service and loan fee income	1,742	1,965	(223)	(11.3)
Gain on sale of SBA loans held for sale, net	1,642	909	733	80.6
Gain on sale of mortgage loans, net	6,344	2,090	4,254	203.5
BOLI income	613	588	25	4.3
Net security gains	93	373	(280)	(75.1)
Gain on sale of premises and equipment	—	766	(766)	(100.0)
Other income	1,466	1,346	120	8.9
Total noninterest income	12,946	9,539	3,407	35.7
NONINTEREST EXPENSE
Compensation and benefits	23,124	20,666	2,458	11.9
Processing and communications	3,155	2,924	231	7.9
Furniture and equipment	2,606	2,894	(288)	(10.0)
Occupancy	2,543	2,650	(107)	(4.0)
BSA expenses	1,800	—	1,800	100.0
Professional services	1,144	1,061	83	7.8
Advertising	906	1,358	(452)	(33.3)
Director fees	774	673	101	15.0
Other loan expenses	622	272	350	128.7
Deposit insurance	674	301	373	123.9
Loan collection & OREO expenses	215	41	174	424.4
Other expenses	1,699	1,877	(178)	(9.5)
Total noninterest expense	39,262	34,717	4,545	13.1
Income before provision for income taxes	31,119	30,315	804	2.7
Provision for income taxes	7,475	6,662	813	12.2
Net income	$23,644	$23,653	$(9)	(0.0)%

Effective tax rate	24.0%	22.0%
Net income per common share - Basic	$2.21	$2.18
Net income per common share - Diluted	$2.19	$2.14
Weighted average common shares outstanding - Basic	10,709	10,845
Weighted average common shares outstanding - Diluted	10,814	11,029

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

December 31, 2020

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	December 31, 2020			December 31, 2019
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$64,359	$23	0.14%	$44,147	$182	1.64%
FHLB stock	5,732	64	4.44	6,949	110	6.28
Securities:
Taxable	46,873	364	3.09	62,986	527	3.32
Tax-exempt	2,491	13	2.08	4,106	27	2.61
Total securities (A)	49,364	377	3.04	67,092	554	3.28
Loans:
SBA loans	53,383	819	6.10	50,016	900	7.14
SBA PPP loans	134,946	1,361	4.01	—	—	—
Commercial loans	814,366	10,155	4.96	742,071	9,684	5.18
Residential mortgage loans	465,117	5,441	4.65	460,450	5,782	4.98
Consumer loans	151,076	2,050	5.40	140,458	2,105	5.95
Total loans (B)	1,618,888	19,826	4.87	1,392,995	18,471	5.26
Total interest-earning assets	$1,738,343	$20,290	4.64%	$1,511,183	$19,317	5.07%

Noninterest-earning assets:
Cash and due from banks	24,128			27,964
Allowance for loan losses	(22,907)			(16,293)
Other assets	75,489			69,226
Total noninterest-earning assets	76,710			80,897
Total assets	$1,815,053			$1,592,080

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$205,049	$319	0.62%	$164,700	$395	0.95%
Total savings deposits	461,345	463	0.40	429,340	1,109	1.02
Total time deposits	427,208	1,726	1.61	411,444	2,437	2.35
Total interest-bearing deposits	1,093,602	2,508	0.91	1,005,484	3,941	1.56
Borrowed funds and subordinated debentures	102,256	441	1.72	132,533	608	1.82
Total interest-bearing liabilities	$1,195,858	$2,949	0.98%	$1,138,017	$4,549	1.59%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	431,030			279,925
Other liabilities	17,025			16,611
Total noninterest-bearing liabilities	448,055			296,536
Total shareholders' equity	171,140			157,527
Total liabilities and shareholders' equity	$1,815,053			$1,592,080

Net interest spread		$17,341	3.66%		$14,768	3.48%
Tax-equivalent basis adjustment		(3)			(5)
Net interest income		$17,338			$14,763
Net interest margin			3.97%			3.88%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

December 31, 2020

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended
	December 31, 2020			September 30, 2020
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$64,359	$23	0.14%	$66,759	$24	0.14%
FHLB stock	5,732	64	4.44	5,996	79	5.24
Securities:
Taxable	46,873	364	3.09	50,118	383	3.04
Tax-exempt	2,491	13	2.08	2,678	13	1.93
Total securities (A)	49,364	377	3.04	52,796	396	2.98
Loans:
SBA loans	53,383	819	6.10	49,751	631	5.05
SBA PPP loans	134,946	1,361	4.01	138,221	1,036	2.98
Commercial loans	814,366	10,155	4.96	792,255	10,099	5.07
Residential mortgage loans	465,117	5,441	4.65	463,575	5,490	4.71
Consumer loans	151,076	2,050	5.40	147,567	2,011	5.42
Total loans (B)	1,618,888	19,826	4.87	1,591,369	19,267	4.82
Total interest-earning assets	$1,738,343	$20,290	4.64%	$1,716,920	$19,766	4.58%

Noninterest-earning assets:
Cash and due from banks	24,128			23,487
Allowance for loan losses	(22,907)			(21,680)
Other assets	75,489			75,807
Total noninterest-earning assets	76,710			77,614
Total assets	$1,815,053			$1,794,534

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$205,049	$319	0.62%	$182,170	$318	0.69%
Total savings deposits	461,345	463	0.40	447,745	502	0.45
Total time deposits	427,208	1,726	1.61	449,333	2,157	1.91
Total interest-bearing deposits	1,093,602	2,508	0.91	1,079,248	2,977	1.10
Borrowed funds and subordinated debentures	102,256	441	1.72	108,137	460	1.69
Total interest-bearing liabilities	$1,195,858	$2,949	0.98%	$1,187,385	$3,437	1.15%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	431,030			422,759
Other liabilities	17,025			17,838
Total noninterest-bearing liabilities	448,055			440,597
Total shareholders' equity	171,140			166,552
Total liabilities and shareholders' equity	$1,815,053			$1,794,534

Net interest spread		$17,341	3.66%		$16,329	3.43%
Tax-equivalent basis adjustment		(3)			(2)
Net interest income		$17,338			$16,327
Net interest margin			3.97%			3.78%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

December 31, 2020

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the year ended
	December 31, 2020			December 31, 2019
	Average			Average
	Balance	Interest	Rate/Yield	Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$68,507	$258	0.38%	$43,305	$906	2.09%
FHLB stock	6,145	331	5.39	6,066	385	6.35
Securities:
Taxable	52,714	1,695	3.22	59,459	1,926	3.24
Tax-exempt	3,118	76	2.44	4,394	129	2.94
Total securities (A)	55,832	1,771	3.17	63,853	2,055	3.22
Loans:
SBA loans	50,354	3,144	6.24	48,686	3,780	7.76
SBA PPP loans	93,733	3,120	3.33	—	—	—
Commercial loans	790,093	40,002	5.06	715,301	37,577	5.25
Residential mortgage loans	463,155	22,255	4.81	449,003	22,483	5.01
Consumer loans	146,738	8,049	5.49	133,918	8,487	6.34
Total loans (B)	1,544,073	76,570	4.96	1,346,908	72,327	5.37
Total interest-earning assets	$1,674,557	$78,930	4.71%	$1,460,132	$75,673	5.18%

Noninterest-earning assets:
Cash and due from banks	22,571			25,761
Allowance for loan losses	(19,812)			(16,058)
Other assets	73,948			69,987
Total noninterest-earning assets	76,707			79,690
Total assets	$1,751,264			$1,539,822

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$178,358	$1,344	0.75%	$155,177	$1,386	0.89%
Total savings deposits	438,996	2,463	0.56	424,486	4,907	1.16
Total time deposits	448,688	8,784	1.96	409,405	9,459	2.31
Total interest-bearing deposits	1,066,042	12,591	1.18	989,068	15,752	1.59
Borrowed funds and subordinated debentures	112,264	1,889	1.68	113,511	2,303	2.03
Total interest-bearing liabilities	$1,178,306	$14,480	1.23%	$1,102,579	$18,055	1.64%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	389,255			273,338
Other liabilities	17,163			14,755
Total noninterest-bearing liabilities	406,418			288,093
Total shareholders' equity	166,540			149,150
Total liabilities and shareholders' equity	$1,751,264			$1,539,822

Net interest spread		$64,450	3.48%		$57,618	3.54%
Tax-equivalent basis adjustment		(15)			(25)
Net interest income		$64,435			$57,593
Net interest margin			3.85%			3.95%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

December 31, 2020

Amounts in thousands, except percentages	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$22,237	$20,234	$17,376	$16,395	$16,002
Provision for loan losses charged to expense	1,000	2,000	2,500	1,500	500
	23,237	22,234	19,876	17,895	16,502
Less: Chargeoffs
SBA loans	—	1	—	25	43
Commercial loans	150	—	219	300	—
Residential mortgage loans	—	—	—	200	75
Consumer loans	—	—	—	—	—
Total chargeoffs	150	1	219	525	118
Add: Recoveries
SBA loans	—	3	75	5	7
Commercial loans	18	1	502	1	4
Residential mortgage loans	—	—	—	—	—
Consumer loans	—	—	—	—	—
Total recoveries	18	4	577	6	11
Net chargeoffs (recoveries)	132	(3)	(358)	519	107
Balance, end of period	$23,105	$22,237	$20,234	$17,376	$16,395

LOAN QUALITY INFORMATION:
Nonperforming loans:
SBA loans	$2,473	$3,446	$2,363	$1,627	$1,164
Commercial loans	1,325	527	413	613	529
Residential mortgage loans	5,217	3,722	6,192	6,910	3,936
Consumer loans	3,045	1,293	505	505	20
Total nonperforming loans	12,060	8,988	9,473	9,655	5,649
Other real estate owned ("OREO")	—	711	711	1,523	1,723
Nonperforming assets	12,060	9,699	10,184	11,178	7,372
Less: Amount guaranteed by SBA	371	812	307	427	59
Net nonperforming assets	$11,689	$8,887	$9,877	$10,751	$7,313

Loans 90 days past due & still accruing	$449	$—	$—	$—	$930

Performing Troubled Debt Restructurings (TDRs)	$663	$673	$684	$694	$705

Allowance for loan losses to:
Total loans at quarter end	1.42%	1.38%	1.27%	1.21%	1.15%
Total nonperforming loans	191.58	247.41	213.60	179.97	290.23
Nonperforming assets	191.58	229.27	198.68	155.45	222.40
Net nonperforming assets	197.66	250.22	204.86	161.62	224.19

QTD net chargeoffs (recoveries) (annualized) to QTD average loans:
SBA loans	—%	—%	(0.20)%	0.16%	0.29%
Commercial loans	0.06	—	(0.15)	0.16	—
Residential mortgage loans	—	—	—	0.17	0.06
Consumer loans	—	—	—	—	—
Total loans	0.03%	—%	(0.09)%	0.15%	0.03%

Nonperforming loans to total loans	0.74%	0.56%	0.59%	0.67%	0.40%
Nonperforming assets to total assets	0.62	0.50	0.54	0.64	0.43

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

December 31, 2020

(In thousands, except percentages and per share amounts)	Dec. 31, 2020	Sept. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
SUMMARY OF INCOME:
Total interest income	$20,288	$19,764	$19,278	$19,585	$19,312
Total interest expense	2,949	3,437	3,753	4,341	4,549
Net interest income	17,339	16,327	15,525	15,244	14,763
Provision for loan losses	1,000	2,000	2,500	1,500	500
Net interest income after provision for loan losses	16,339	14,327	13,025	13,744	14,263
Total noninterest income	4,254	3,336	2,811	2,545	2,396
Total noninterest expense	10,725	10,037	9,177	9,323	8,719
Income before provision for income taxes	9,868	7,626	6,659	6,966	7,940
Provision for income taxes	2,523	1,866	1,488	1,598	1,820
Net income	$7,345	$5,760	$5,171	$5,368	$6,120

Net income per common share - Basic	$0.70	$0.54	$0.48	$0.49	$0.56
Net income per common share - Diluted	$0.69	$0.54	$0.47	$0.49	$0.55

COMMON SHARE DATA:
Market price per share	$17.55	$11.58	$14.30	$11.70	$22.57
Dividends paid	$0.08	$0.08	$0.08	$0.08	$0.08
Book value per common share	$16.63	$16.01	$15.53	$15.10	$14.77

Weighted average common shares outstanding - Basic	10,532	10,630	10,792	10,883	10,872
Weighted average common shares outstanding - Diluted	10,629	10,706	10,888	11,037	11,057
Issued common shares	10,961	10,943	10,939	10,894	10,881
Outstanding common shares	10,456	10,570	10,728	10,883	10,881
Treasury shares	505	373	211	11	-

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.61%	1.28%	1.19%	1.32%	1.53%
Return on average equity	17.07	13.76	12.59	13.23	15.41
Efficiency ratio	50.31	50.80	50.27	51.92	51.29
Noninterest expense to average assets	2.35	2.23	2.10	2.29	2.17

BALANCE SHEET DATA:
Total assets	$1,958,914	$1,930,836	$1,900,774	$1,740,076	$1,718,942
Total deposits	1,557,959	1,493,440	1,483,457	1,378,618	1,250,114
Total loans	1,627,817	1,613,291	1,592,507	1,439,645	1,425,558
Total securities	47,571	50,387	54,888	58,002	66,564
Total shareholders' equity	173,911	169,234	166,607	164,305	160,709
Allowance for loan losses	(23,105)	(22,237)	(20,234)	(17,376)	(16,395)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.64%	4.58%	4.63%	5.04%	5.07%
Interest-bearing liabilities	0.98	1.15	1.28	1.51	1.59
Net interest spread	3.66	3.43	3.35	3.53	3.48
Net interest margin	3.97	3.78	3.73	3.92	3.88

CREDIT QUALITY:
Nonperforming assets	$12,060	$9,699	$10,184	$11,178	$7,372
QTD net chargeoffs (annualized) to QTD average loans	0.03%	—%	(0.09)%	0.15%	0.03%
Allowance for loan losses to total loans	1.42	1.38	1.27	1.21	1.15
Nonperforming assets to total loans	0.74	0.56	0.59	0.67	0.40
Nonperforming assets to total assets	0.62	0.50	0.54	0.64	0.43

CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.88%	8.76%	8.77%	9.44%	9.35%
Community bank leverage ratio	10.09	9.95	10.01	10.56	10.59

Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	206	196	191	205	203